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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A


                      Amendment to Application or Report
                 Filed Pursuant to Section 12, 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       ERP OPERATING LIMITED PARTNERSHIP
            (Exact Name of Registrant As Specified In Its Charter)



                                    0-24920
                             (Commission File No.)

                                AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K dated May 23, 1996 as set forth in the pages attached hereto:


                Filing of amended information under Item 7(a).



Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ERP Operating Limited Partnership
                                        By: Equity Residential Properties Trust,
                                            Its General Partner


Date:  May 23, 1996                     By: /s/ Michael J. McHugh
                                            -----------------------------------
                                            Michael J. McHugh
                                            Senior Vice President, Chief
                                               Accounting Officer and Treasurer

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                         REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership

     We have audited the accompanying combined statement of revenue and certain expenses for certain residential properties (the "1996 Acquired Properties and Probable Properties") described in Note 2 for the year ended December 31, 1995. The combined statement of revenue and certain expenses is the responsibility of the managements of the 1996 Acquired Properties and Probable Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the basis of accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the 1996 Acquired Properties and Probable Properties' revenues and expenses.

     In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the 1996 Acquired Properties and Probable Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP



Chicago, Illinois
May 17, 1996

                                      -2-
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ERP OPERATING LIMITED PARTNERSHIP
                                      BY: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                          ITS GENERAL PARTNER


   August 14, 1996                    By: /s/  Michael J. McHugh
   ---------------                        ----------------------------------
       (Date)                                  Michael J. McHugh
                                          Senior Vice President, Chief
                                           Accounting Officer and Treasurer


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